UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08021

Azzad Funds

(Exact name of registrant as specified in charter)

3141 Fairview Park Drive, Suite 460

Falls Church, VA 22042

(Address of principal executive offices)

(Zip code)

Bashar Qasem

3141 Fairview Park Drive

Suite 460

Falls Church, VA 22042

(Name and address of agent for service)

With copies to:

Thompson Hine LLP

Mr. Donald S. Mendelsohn

312 Walnut Street

Cincinnati, OH, 45202

Registrant's telephone number, including area code: (703) 207-7005

Date of fiscal year end: June 30

Date of reporting period: June 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

AZZAD FUNDS

Invest with faith

Azzad Wise Capital Fund
(Ticker: WISEX)
First Halal Fixed-Income Fund

Azzad Ethical Fund
(Ticker: ADJEX)
Halal Equity Mutual Fund

ANNUAL REPORT JUNE 30, 2016

8000 Town Centre Drive, Suite 400 | Broadview Heights, Ohio 44147
OFFICE 888.350.3369 or 440.922.0066 | **FAX** 440.526.4446 | www.azzadfunds.com
Azzad Asset Management, Inc. | Advisor to the Azzad Funds | 888.86.AZZAD (888.862.9923)

AZZAD FUNDS

SHAREHOLDER LETTER

JUNE 30, 2016 (UNAUDITED)

Dear Azzad Funds Shareholder,

Enclosed is your copy of the 2016 Azzad Funds Annual Report. In it you will find a review of your investments from July 1, 2015 to June 30, 2016.

Monetary stimulus, ranging from interest rate cuts to bond purchases that have swollen major central bank balance sheets by $7.2 trillion since 2009, has fueled risk assets like stocks dating back to the financial crisis. It has also helped keep economies afloat, though mostly drifting. And policymakers have been as generous as ever in the aftermath of the year’s political dramas, which include the United Kingdom’s “Brexit” vote, terror in Europe, and political uncertainty in the United States. The result has been markets made ever more mysterious when viewed through the lens of traditional investment models.

Moreover, actions to keep interest rates low may have distorted markets. Traditional valuation measures can lose their effectiveness when the world is awash in low-cost capital. This is best illustrated by looking at factors-based investing, a strategy that involves isolating individual determinants of stock market performance and weighting them over others. In addition to valuation, other factors include analyst recommendations, capital efficiency, and price momentum. Over the last twelve months, valuation factors, long favored by institutional investors as a sign of a company’s true worth, have become some of the worst predictors of stock returns. This is an indication of our abnormal times.

Last month, valuations on US equities climbed above 20 times earnings for the first time in seven years. This comes despite a recession in corporate earnings and a slowdown in share buybacks and mergers. Yet as of this writing, the S&P 500 had rallied for three consecutive weeks, closing at a record for the first time in 13 months.

The uncertainty in today’s markets owing to distortions from central bank liquidity and stimulus makes it all the more important for investors to make certain that their investment strategy is consistent with their risk tolerance and time horizon. To discuss your goals and how to meet them, please contact an Azzad investment advisor at 888.86.AZZAD. Thank you for your continued trust and investment in the Azzad Funds.

Sincerely,

Jamal Elbarmil

Vice President and Portfolio Manager

AZZAD FUNDS

SHAREHOLDER LETTER (CONTINUED)

JUNE 30, 2016 (UNAUDITED)

Azzad Ethical Fund (ADJEX)
For the fiscal year ending June 30, 2016, the Azzad Ethical Fund returned -9.66%, which trailed the -2.14% loss posted by the benchmark, Russell Midcap Growth Index.

Turning to individual stocks that disappointed during the period, two industries stand out: biotechnology and pharmaceuticals. Both suffered steep losses during the year, and stocks held by the Azzad Ethical Fund were no exception. Names like Alexion Pharmaceuticals, Biomarin, and Incyte all suffered setbacks in their research efforts, but also were vulnerable to fears surrounding the pricing of their high-priced breakthrough therapies. Perrigo rejected a takeover bid, only to see their own CEO leave to helm a troubled competitor.

The retail sector also served as a detractor. Traditional brick-and-mortar retailers like Urban Outfitters, DSW, and Williams-Sonoma have struggled to keep up with Internet competitors. Azzad Ethical Fund sub-advisor Ziegler Capital Management found better performance in names that were more oriented towards the value-conscious consumer, like Ross Stores and Dollar General. The Fund’s consumer durables names also had a rough year. Polaris Industries saw demand for their snowmobiles hurt by a warmer winter, overshadowing growth in the motorcycle space.

There were areas of the market where the Fund saw good returns. Within software and services, the steady earnings growth of Jack Henry and Cadence Design were rewarded. The Fund’s materials sector names added to performance, aided by International Flavors & Fragrances’ expanding margins. Ziegler’s focus on quality growth paid off in the auto sector, where they avoided many of the problem names making headlines.

The Azzad Ethical Fund used market volatility during the period to establish positions in certain higher growth areas of the market at attractive prices. The Fund’s underweight to the consumer discretionary area has been brought to market weight, as this sector is exhibiting some of the best earnings growth characteristics in the market. Within the retailing and consumer durables industries, Fund managers moved into names that may be better able to respond to changing consumer buying habits (i.e., e-commerce), while also establishing a position in a software firm that could benefit from this trend.

Health care remains the Fund’s biggest overweight, although it is more exposed to the health care equipment and services industry than biotech and pharma names. Ziegler believes that the biotech sell-off has created longer-term opportunities, but uncertain regulations surrounding pricing are a concern. The Fund remains underweight the capital goods industry, as data show that companies are still operating below full capacity. The underweight to the materials sector has been reduced, but compelling names within that space have been in short supply, according to portfolio managers. Their focus remains on finding quality companies that can consistently grow earnings at an above-average rate when compared to the rest of the market. Over the long term, management believe that such names should outperform through various market cycles.

AZZAD FUNDS

SHAREHOLDER LETTER (CONTINUED)

JUNE 30, 2016 (UNAUDITED)

Azzad Wise Capital Fund (WISEX)

The Fund gained 1.15% for the 12 months ending June 30, 2016, underperforming its benchmark, the BofAML US Corp. & Govt. 1-3 Yr. Index, which returned 1.58%.

According to Fund sub-advisor Federated Investment Management Company, the fiscal year ended June 30, 2016 for the international income-oriented Azzad Wise Capital Fund commenced with a highly volatile mix of negative macro events. A shocking Greek referendum re-opened the prospect of an exit from the European Union. Chinese equity volatility further strained investor confidence and heightened concerns with slumping commodity pricing. And the People’s Bank of China unexpectedly relaxed currency exchange protocols, leading to a two percent devaluation in the Chinese currency, the largest one day adjustment in 20 years. Global commodity producers experienced a sharp sell-off both in equity and fixed income as investors worried about the current levels of liquidity and capitalization in the face of such a major price slump.

Volatility continued through the fall of 2015 with a steady increase in energy price volatility driven by a combination of weaker-than-expected Chinese macroeconomic data, rising global inventories and the market’s capitulation on hopes for OPEC production discipline. This, combined with general commodity price weakness, especially in the metals and mining sector, was a major factor in the continued emerging market sell-off in fixed income, according to Fund managers.

Also in 2015, the long-awaited decision by the United States Federal Reserve to begin raising short-term interest rates arrived in the fourth quarter. Despite the fact that it was perhaps the most anticipated hike in history, emerging market fixed income securities like those in the Azzad Wise Capital Fund sold off, which led to a round of further market weakness.

The market found a bottom in mid-February 2016, and the second half of the fiscal year was dominated by a strong rally across most risk assets. Given that the majority of sukuk issuers in emerging markets and the MENA region are commodity-linked, the rally was amplified in this market segment. Top performers for the 12-month period included the Fund’s Indonesia 2022 sovereign sukuk bond, the Pakistan 2022 sovereign, and the Dubai Investment Park 2019.

As the fiscal year ended, Federated reported a general migration toward higher-risk/higher-return sukuk. This hurt the Azzad Wise Capital Fund’s Saudi Electric Company 2022 and 2023 sukuk, which, along with the Fund’s Turkey 2021 sovereign sukuk, were the worst performers for the period. The Fund’s allocation to dividend-paying stocks, however, contributed positively to performance, accounting for half of the overall return.

Federated notes that as Islamic banking profit rates begin to level off they plan to increase the number of banks at their disposal going forward. This is consistent with their

AZZAD FUNDS

SHAREHOLDER LETTER (CONTINUED)

JUNE 30, 2016 (UNAUDITED)

overall objective of increasing the Fund’s income profile while maintaining a prudent level of duration.

The performance quoted represents past performance, which does not guarantee future results. This summary represents the views of the Azzad Funds portfolio managers and sub-advisors as of June 30, 2016. Those views may change, and the Funds disclaim any obligation to advise investors of such changes. The Azzad Funds are self-distributed and available by prospectus only. A free copy of the prospectus, which contains information about the Funds’ risks, fees, and objectives, and other important information, is available at www.azzadfunds.com or by calling 888.350.3369. The Bank of America Merrill Lynch US Corporate & Government Master Index tracks the performance of US dollar-denominated investment grade Government and Corporate public debt issued in the US Domestic bond market, excluding collateralized products. The Russell Midcap Growth Index measures the performance of the mid cap growth segment of the U.S. equity universe. It includes those Russell Mid Cap Index companies with higher price to book ratios and higher forecasted growth values. The index is unmanaged and an investment cannot be made directly in this or any other index.

AZZAD ETHICAL FUND

PERFORMANCE ILLUSTRATION

JUNE 30, 2016 (UNAUDITED)

Average Annual Total Return
For the Periods Ended June 30, 2016

	Azzad Ethical Fund	Russell MidCap Growth Index
1 Year	-9.66%	-2.14%
3 Year	6.51%	10.51%
5 Year	6.91%	9.97%
10 Year	6.25%	8.11%
Since Inception	4.72%	5.80%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect a deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The total annual operating expenses, before any fees waived, are 1.19% for the Ethical Fund per the November 1, 2015 prospectus.  Performance data current to the most recent month end may be obtained by calling 1-888-350-3369.

*Return figures reflect any change in price per share and assume the reinvestment of all distributions.

The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.  The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market.

The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Cumulative Performance Comparison $10,000 Investment Since Inception

This chart assumes an initial investment of $10,000 made on 12/22/2000 (commencement of operations).  Total return is based on the net change in net asset value (“NAV”) and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.

AZZAD ETHICAL FUND

PERFORMANCE ILLUSTRATION

JUNE 30, 2016 (UNAUDITED)

Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

AZZAD WISE CAPITAL FUND

PERFORMANCE ILLUSTRATION

JUNE 30, 2016 (UNAUDITED)

Average Annual Total Return
For the Periods Ended June 30, 2016

	Azzad Wise Capital Fund	BofAML US Corp&Govt 1-3 Yr Index
1 Year	1.15%	1.58%
3 Year	2.16%	1.24%
5 Year	1.99%	1.15%
Since Inception	2.00%	1.39%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect a deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  The total annual operating expenses, before any fees waived, are 1.45% for the Wise Fund per the November 1, 2015 prospectus.  Performance data current to the most recent month end may be obtained by calling 1-888-350-3369.

*Return figures reflect any change in price per share and assume the reinvestment of all distributions.

The BofAML US Corp&Gov’t 1-3 Yr Index is compromised of short-term bond funds having durations between one and three and half years, thus making them attractive to fairly conservative investors. These funds invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporations. On rare occasions, they may even invest in more speculative high-yield and emerging-markets debt.

The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Cumulative Performance Comparison $10,000 Investment Since Inception

This chart assumes an initial investment of $10,000 made on 4/1/2010 (commencement of operations).  Total return is based on the net change in net asset value (“NAV”) and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.

AZZAD WISE CAPITAL FUND

PERFORMANCE ILLUSTRATION

JUNE 30, 2016 (UNAUDITED)

Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

AZZAD ETHICAL FUND

PORTFOLIO ANALYSIS

JUNE 30, 2016 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the net assets.

Real Estate Investment Trusts 3.77%
Technology 20.53%
Other Assets Less Liabilities 3.75%
Basic Materials 3.65%
Consumer Cyclical 21.70%
Consumer Defensive 9.39%
Healthcare 20.62%
Industrials 16.59%

Sectors are based on Morningstar® classifications.

AZZAD ETHICAL FUND

PORTFOLIO ANALYSIS

JUNE 30, 2016 (UNAUDITED)

Portfolio allocations are subject to change.

AZZAD WISE CAPITAL FUND

PORTFOLIO ANALYSIS

JUNE 30, 2016 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the security types the underlying securities represent as a percentage of the portfolio of investments.

The following chart gives a visual breakdown of the Fund by the security types the underlying securities represent as a percentage of net assets.

AZZAD WISE CAPITAL FUND

PORTFOLIO ANALYSIS

JUNE 30, 2016 (UNAUDITED)

Portfolio allocations are subject to change.

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2016

Shares		Value

COMMON STOCKS - 92.48%

Air Transportation, Scheduled - 1.33%
14,966	Alaska Air Group, Inc.	$ 872,368

Airports, Flying Fields & Airport Terminal Services - 0.04%
169	Grupo Aeroportuario del Sureste SAB de CV ADR	26,964

Apparel & Other Finished Products of Fabrics & Similar Material - 2.12%
12,993	Carter's, Inc.	1,383,365

Biological Products (No Diagnostic Substances) - 1.34%
21,687	Seattle Genetics, Inc. *	876,372

Computer Peripheral Equipment - 1.37%
28,283	Fortinet, Inc. *	893,460

Dairy Products - 1.80%
25,071	The WhiteWave Foods Co. Class A *	1,176,833

Dental Equipment & Supplies - 1.49%
15,743	DENTSPLY International, Inc.	976,696

Electromedical & Electrotherapeutic Apparatus - 1.37%
10,874	Varian Medical Systems, Inc. *	894,169

Electronic Computers - 0.56%
3,822	Apple, Inc.	365,383

Food & Kindred Products - 2.77%
14,478	Mead Johnson Nutrition Co.	1,313,878
10,006	The Hain Celestial Group, Inc. *	497,798
		1,811,676
Footwear (No Rubber) - 0.69%
15,281	Skechers USA, Inc. Class A *	454,151

Hazardous Waste Management - 1.40%
8,773	Stericycle, Inc. *	913,445

Heavy Construction (Other Than Building Construction) - 0.65%
8,670	Fluor Corp.	427,258

* Non-income producing securities during the period.

ADR - American Depositary Receipt

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2016

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2016

Shares		Value

Industrial Organic Chemicals - 3.65%
12,499	International Flavors & Fragrances, Inc.	$ 1,575,749
1,962	NewMarket Corp.	813,014
		2,388,763
Industrial Instruments for Measurement, Display & Control - 1.14%
4,389	Roper Industries, Inc.	748,588

Laboratory Analytical Instruments - 0.93%
4,313	Illumina, Inc. *	605,459

Leather & Leather Products - 0.74%
9,778	Michael Kors Holdings Ltd. (United Kingdom) *	483,815

Men's & Boys' Furnishings, Work Clothing, & Allied Garments - 1.88%
12,550	Cintas Corp.	1,231,531

Miscellaneous Fabricated Metal Products - 1.27%
7,704	Parker Hannifin Corp.	832,417

Miscellaneous Food Preparations & Kindred Products - 1.32%
8,086	McCormick & Company, Inc.	862,534

Miscellaneous Transportation Equipment - 1.13%
9,024	Polaris Industries, Inc.	737,802

Mobile Homes - 0.02%
136	Cavco Industries, Inc. *	12,743

Motor Vehicle Parts & Accessories - 2.68%
7,782	Autoliv, Inc. (Sweden)	836,176
59,387	Gentex Corp.	917,529
		1,753,705
Motor Vehicles & Passenger Car Bodies - 1.00%
7,147	WABCO Holdings, Inc. (Belgium) *	654,451

Motors & Generators - 1.37%
19,407	Ametek, Inc.	897,186

Ophthalmic Goods - 1.89%
7,189	The Cooper Companies, Inc.	1,233,417

* Non-income producing securities during the period.

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2016

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2016

Shares		Value

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 2.81%
12,221	Align Technology, Inc. *	$ 984,402
1,294	Intuitive Surgical, Inc. *	855,864
		1,840,266
Pharmaceutical Preparations - 3.52%
6,094	Alexion Pharmaceuticals, Inc. *	711,535
11,496	Alkermes PLC. (Ireland) *	496,857
8,350	BioMarin Pharmaceutical, Inc. *	649,630
2,444	Perrigo Co. PLC. (Ireland)	221,597
646	Regeneron Pharmaceuticals, Inc. *	225,603
		2,305,222
Pumps & Pumping Equipment - 0.61%
4,883	IDEX Corp.	400,894

Retail-Apparel & Accessory Stores - 1.16%
30,232	Hanesbrand, Inc.	759,730

Retail-Auto & Home Supply Stores - 2.17%
1,786	Autozone, Inc. *	1,417,798

Retail-Building Materials, Hardware, Garden Supply - 1.68%
12,020	Tractor Supply Co.	1,095,984

Retail-Family Clothing Stores - 1.44%
16,606	Ross Stores, Inc.	941,394

Retail-Home Furniture, Furnishings & Equipment Stores - 0.88%
13,377	Bed Bath & Beyond, Inc.	578,154

Retail-Jewelry Stores - 0.88%
9,530	Tiffany & Co.	577,899

Retail-Shoe Stores - 1.54%
18,367	Footlocker, Inc.	1,007,614

Retail-Variety Stores - 2.40%
16,701	Dollar General Corp.	1,569,894

Retail-Woman's Clothing Stores - 0.75%
7,283	L Brands, Inc.	488,908

* Non-income producing securities during the period.

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2016

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2016

Shares		Value

Semiconductors & Related Devices - 7.03%
13,622	IPG Photonics Corp. *	$ 1,089,760
26,380	Maxim Integrated Products, Inc.	941,502
19,266	Microchip Technology, Inc.	977,942
12,984	Qorvo, Inc. *	717,496
13,771	Skyworks Solution, Inc.	871,429
		4,598,129
Services-Business Services, NEC - 2.20%
16,105	Akamai Technologies, Inc. *	900,753
429	Priceline.com, Inc. *	535,568
		1,436,321
Services-Commercial Physical & Biological Research - 1.13%
9,257	Incyte Corp. *	740,375

Services-Computer Integrated Systems - 2.53%
11,006	Cerner Corp. *	644,952
11,535	Jack Henry & Associates, Inc.	1,006,659
		1,651,611
Services-Computer Processing & Data Preparation - 1.98%
11,101	DST Systems, Inc.	1,292,489

Services-Computer Programming, Data Processing, Etc. - 1.28%
11,513	Red Hat, Inc. *	835,844

Services-Computer Programming Services - 1.90%
10,956	Aspen Technology, Inc. *	440,869
9,270	VeriSign, Inc. *	801,484
		1,242,353
Services-Consumer Credit Report - 1.94%
9,886	Equifax, Inc.	1,269,362

Services-Hospitals - 1.59%
14,320	MEDNAX, Inc. *	1,037,198

Services-Management Services - 1.02%
6,817	Gartner, Inc. Class A *	664,044

Services-Prepackaged Software - 5.02%
42,077	Cadence Design Systems, Inc. *	1,022,471
11,894	Electronic Arts, Inc. *	901,089
9,683	Manhattan Associates, Inc. *	620,971
13,604	Splunk, Inc. *	737,065
		3,281,596

* Non-income producing securities during the period.

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2016

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2016

Shares		Value

Surgical & Medical Instruments & Apparatus - 1.44%
5,323	Teleflex, Inc.	$ 943,821

Trucking (No Local) - 1.42%
15,442	Old Dominion Freight Line, Inc. *	931,307

Wholesale-Drugs, Proprietaries & Druggists' Sundries - 1.61%
13,312	AmerisourceBergen Corp.	1,055,908

Wholesale-Groceries & General Line - 1.10%
15,441	United Natural Foods, Inc. *	722,639

Wholesale-Medical, Dental & Hospital Equipment & Supplies - 1.50%
5,536	Henry Schein, Inc. *	978,765

Wholesale-Motor Vehicles & Motor Parts & Supplies - 2.00%
41,274	LKQ Corp. *	1,308,386

TOTAL FOR COMMON STOCKS (Cost $53,671,036) - 92.48%		60,488,456

REAL ESTATE INVESTMENT TRUSTS - 3.77%
3,309	Avalonbay Communities, Inc.	596,910
368	CubeSmart	11,364
528	Equinix, Inc.	204,721
3,633	Federal Realty Investment Trust	601,443
2,680	Post Properties, Inc.	163,614
395	PS Business Parks Inc.	41,902
2,980	Public Storage	761,658
816	Sovran Self Storage, Inc.	85,615
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $2,344,399) - 3.77%		2,467,227

TOTAL FOR INVESTMENTS (Cost $56,015,435) - 96.25%		62,955,683

OTHER ASSETS LESS LIABILITIES, NET - 3.75%		2,451,866

NET ASSETS - 100.00%		$ 65,407,549

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2016

Shares		Value

COMMON STOCKS - 7.93%

Beverages - 0.47%
4,889	The Coca-Cola Co.	$ 221,618
2,062	PepsiCo, Inc.	218,448
		440,066
Commercial Banks Non-US - 0.60%
370,461	Kuwait Finance House (Kuwait)	557,073

Construction, Mining & Materials Handling Machinery & Equipment - 0.29%
3,881	Dover Corp.	269,031

Converted Paper & Paperboard Products - 0.26%
1,782	Kimberly-Clark Corp.	244,989

Cutlery, Handtools & General Hardware - 0.26%
2,214	Stanley Black & Decker, Inc.	246,241

Electronic & Other Electrical Equipment - 0.24%
4,277	Emerson Electric Co.	223,088

Fats & Oils - 0.27%
5,868	Archer-Daniels Midland Co.	251,679

General Industrial Machinery & Equipment - 0.25%
2,254	Illinois Tool Works, Inc.	234,777

Household Furniture - 0.29%
5,301	Leggett & Platt, Inc.	270,934

Industrial Inorganic Chemicals - 0.28%
1,820	Air Products & Chemicals, Inc.	258,513

Men's & Boy's Furnishings - 0.52%
2,567	Cintas Corp.	251,900
3,851	VF Corp.	236,798
		488,698
Miscellaneous Food Preparations & Kindred Products - 0.27%
2,378	McCormick & Company, Inc.	253,661

Paints, Varnishes, Lacquers, Enamels & Allied Products - 0.22%
1,986	PPG Industries, Inc.	206,842

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2016

The accompanying notes are an integral part of these financial statements.

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2016

Shares		Value

Perfumes, Cosmetics & Other Toilet Preparations - 0.24%
3,041	Colgate-Palmolive Co.	$ 222,601

Pharmaceutical Preparations - 0.50%
5,696	Abbott Laboratories	223,910
1,993	Johnson & Johnson	241,751
		465,661
Retail-Building Materials, Hardware, Garden Supply - 0.26%
835	The Sherwin-Williams Co.	245,214

Retail-Drug Stores & Proprietary Store - 0.25%
2,787	Walgreen Boots Alliance, Inc.	232,074

Retail-Lumber & Other Building Materials - 0.27%
3,161	Lowe's Companies, Inc.	250,256

Services-Computer Processing & Data Preparation - 0.24%
2,440	Automatic Data Processing, Inc.	224,163

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 0.47%
1,768	Ecolab, Inc.	209,685
2,682	The Procter Gamble Co.	227,085
		436,770
Specialty Cleaning, Polishing & Sanitation Preparations - 0.26%
1,720	The Clorox Co.	238,031

Surgical & Medical Instruments & Apparatus - 0.52%
1,350	3M Co.	236,412
1,048	C.R. Bard, Inc.	246,448
		482,860
Wholesale-Motor Vehicle Supplies & New Parts - 0.25%
2,324	Genuine Parts Co.	235,305

Wholesale-Drugs Proprietaries & Druggists' Sundries - 0.20%
2,346	Cardinal Health, Inc.	183,011

Wholesale-Durable Goods - 0.25%
1,047	W.W. Grainger, Inc.	237,931

TOTAL FOR COMMON STOCKS (Cost $5,922,183) - 7.93%		7,399,469

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2016

The accompanying notes are an integral part of these financial statements.

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2016

Shares		Value

REAL ESTATE INVESTMENT TRUSTS - 1.05%
1,540	Avalonbay Communities, Inc.	$ 277,801
1,912	Federal Realty Investment Trust	316,532
1,496	Public Storage	382,363
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $928,994) - 1.05%		976,696

SUKUK - 58.42%
3,150,000	ADCB Islamic Finance, 4.071%, 11/22/2016 (Cayman Islands)	3,183,853
300,000	ADIB Capital Sukuk, 6.375%, 10/16/2018 (Cayman Islands) **	313,950
1,300,000	AHB Sukuk Co., 3.267%, 10/08/2018 (Cayman Islands)	1,329,653
1,600,000	Al Shindagha Sukuk, Ltd., 3.776%, 11/26/2019 (Cayman Islands)	1,624,320
1,200,000	Axiata Spv2 Bhd, Series 2, 3.466%, 11/19/2020 (Malaysia)	1,253,050
2,400,000	BSF Sukuk, Ltd., 2.947%, 05/22/2017 (Cayman Islands)	2,421,660
1,000,000	Dewa Sukuk 2013, Ltd., 3.00%, 03/05/2018 (Cayman Islands)	1,014,900
1,000,000	Dib Tier 1 Sukuk, Ltd., 6.25%, 03/29/2049 (Cayman Islands) **	1,025,000
2,900,000	DIP Sukuk Ltd. Series REGS, 4.291%, 02/20/2019 (Cayman Islands)	3,009,330
1,700,000	DP World Sukuk, Ltd., Series REGS, 6.25%, 07/02/2017 (Cayman Islands)	1,775,956
1,900,000	EIB Sukuk, Ltd. 4.147%, 01/11/2018 (United Arab Emirates)	1,953,230
2,400,000	EIB Sukuk, Ltd. 4.718%, 01/18/2017 (United Arab Emirates)	2,444,150
1,575,000	Emaar Sukuk, Ltd. 8.50%, 08/03/2016 (Cayman Islands)	1,582,875
500,000	EMG Sukuk, Ltd. 4.564%, 06/18/2024 (Cayman Islands)	527,500
331,590	Emirat Medjool, Ltd., 3.875%, 03/19/2023 (Cayman Islands)	335,735
3,000,000	FGB Sukuk Co., Ltd., 3.797%, 08/02/2016 (Cayman Islands)	3,007,851
1,150,000	FGB Sukuk Co., Ltd., 4.046%, 01/18/2017 (Cayman Islands)	1,164,921
500,000	Hazine Mustesarligi Series REGS, 4.557%, 10/10/2018 (Turkey)	519,182
1,000,000	Hazine Mustesarligi Variable Series, 2.803%, 03/26/2018 (Turkey)	1,001,850
1,000,000	Hazine Mustesarligi Variable Series, 4.251%, 06/08/2021 (Turkey)	1,016,754
300,000	IDB Trust Services, Ltd., 1.535%, 06/04/2018 (Jersey)	302,040
1,300,000	IDB Trust Services, Ltd., 1.8125%, 03/06/2019 (Jersey)	1,308,125
1,800,000	Islamic Rep of Pakistan Series REGS, 6.75%, 12/03/2019 (Pakistan)	1,889,494
2,730,000	MAF Sukuk, Ltd., 5.85%, 02/07/2017 (Cayman Islands)	2,800,188
1,000,000	MAF Sukuk, Ltd., Unsecured Note, 4.50%, 11/03/2025 (Cayman Islands)	1,047,435
2,500,000	Ooredoo Tamweel, Ltd., 3.039%, 12/03/2018 (Cayman Islands)	2,556,200
1,200,000	Perusahaan Pener Indois Sukuk, 3.30%, 11/21/2022 (Indonesia)	1,201,440
1,900,000	Perusahaan Pener Indois Sukuk, 4.00%, 11/21/2018 (Indonesia)	1,968,780
500,000	Perusahaan Pener SBSN Indois Sukuk III, 4.35%, 09/10/2024 (Indonesia)	516,250
2,400,000	QIIB Sukuk, 2.688%, 10/18/2017 (Qatar)	2,418,192
2,000,000	Saudi Electricity Global Sukuk, 2.665%, 04/03/2017 (Cayman Islands)	2,017,620
1,700,000	Sukuk Funding No. 3, Ltd., 4.348%, 12/03/2018 (Cayman Islands)	1,775,208
500,000	TF Varlik Kiralama Sukuk, 3.95%, 05/02/2018 (Turkey)	506,875

** Variable rate security; the coupon rate shown represents the yield at June 30, 2016.

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2016

The accompanying notes are an integral part of these financial statements.

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2016

Shares		Value

SUKUK - (Continued)
2,170,000	Wakala Global Sukuk BHD REGD, 2.991%, 07/06/2016 (Malaysia)	$ 2,170,000
750,000	Zar Sovereign Capital Fund Private Placement Series 144A, 3.903%, 06/24/2020 (South Africa)	759,093
750,000	Zar Sovereign Capital Fund Series REGS, 3.903%, 06/24/2020 (South Africa)	759,380
TOTAL FOR SUKUK (Cost $54,044,404) - 58.42%		54,502,040

TRADE FINANCE AGREEMENTS- 0.92%
20,073	Pak-Arab Refinery ITFC, 4.165%, 01/09/2017 (Pakistan)	20,063
20,708	Pak-Arab Refinery ITFC, 4.165%, 01/17/2017 (Pakistan)	20,698
20,076	Pak-Arab Refinery ITFC, 4.165%, 01/23/2017 (Pakistan)	20,066
19,329	Pak-Arab Refinery ITFC, 4.165%, 01/29/2017 (Pakistan)	19,319
15,680	Pak-Arab Refinery ITFC, 4.165%, 02/03/2017 (Pakistan)	15,673
15,518	Pak-Arab Refinery ITFC, 4.165%, 02/06/2017 (Pakistan)	15,510
15,511	Pak-Arab Refinery ITFC, 4.165%, 02/17/2017 (Pakistan)	15,503
14,272	Pak-Arab Refinery ITFC, 4.165%, 02/27/2017 (Pakistan)	14,265
23,699	Pak-Arab Refinery ITFC, 4.165%, 03/05/2017 (Pakistan)	23,687
17,402	Pak-Arab Refinery ITFC, 4.165%, 03/16/2017 (Pakistan)	17,393
15,258	Pak-Arab Refinery ITFC, 4.165%, 03/17/2017 (Pakistan)	15,250
17,519	Pak-Arab Refinery ITFC, 4.165%, 03/24/2017 (Pakistan)	17,510
21,948	Pak-Arab Refinery ITFC, 4.165%, 03/31/2017 (Pakistan)	21,937
16,059	Pak-Arab Refinery ITFC, 4.165%, 04/06/2016 (Pakistan)	16,051
20,802	Pak-Arab Refinery ITFC, 4.165%, 04/06/2017 (Pakistan)	20,792
21,395	Pak-Arab Refinery ITFC, 4.165%, 04/13/2017 (Pakistan)	21,384
23,333	Pak-Arab Refinery ITFC, 4.165%, 05/18/2017 (Pakistan)	23,321
26,467	Pak-Arab Refinery ITFC, 4.165%, 06/08/2017 (Pakistan)	26,453
25,093	Pak-Arab Refinery ITFC, 4.165%, 06/15/2017 (Pakistan)	25,080
26,981	Pak-Arab Refinery ITFC, 4.165%, 06/23/2017 (Pakistan)	26,968
17,484	Pak-Arab Refinery ITFC, 4.165%, 08/09/2016 (Pakistan)	17,475
27,653	Pak-Arab Refinery ITFC, 4.165%, 11/14/2016 (Pakistan)	27,639
27,810	Pak-Arab Refinery ITFC, 4.165%, 11/21/2016 (Pakistan)	27,796
26,690	Pak-Arab Refinery ITFC, 4.165%, 12/01/2016 (Pakistan)	26,677
24,354	Pak-Arab Refinery ITFC, 4.165%, 12/09/2016 (Pakistan)	24,342
24,269	Pak-Arab Refinery ITFC, 4.165%, 12/19/2016 (Pakistan)	24,257
20,452	Pak-Arab Refinery ITFC, 4.165%, 12/29/2016 (Pakistan)	20,442
26,398	Pak-Arab Refinery ITFC, 4.90%, 11/07/2016 (Pakistan)	26,385
198,227	PT Angel ITFC, 3.825%, 08/22/2017 (Indonesia)	198,148
16,067	Tiryaki ITFC, 3.71%, 04/15/2019 (Turkey)	16,035
12,714	Tiryaki ITFC, 3.71%, 07/18/2016 (Turkey)	12,689
43,895	Tiryaki ITFC, 3.71%, 09/15/2016 (Turkey)	43,807
TOTAL FOR TRADE FINANCE AGREEMENTS (Cost $863,136) - 0.92%		862,615

The accompanying notes are an integral part of these financial statements.

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2016

Shares		Value

BANK DEPOSITS - 26.49%
742,565	Albaraka Turk Participation Bank, 1.42%, 08/29/2016 (Turkey)	$ 742,565
678,711	Albaraka Turk Participation Bank, 1.46%, 08/15/2016 (Turkey)	678,711
1,001,080	Albaraka Turk Participation Bank, 1.59%, 06/16/2017 (Turkey)	1,001,080
1,000,000	Arab Banking Corp., NY Branch, 1.15%, 11/14/2016 (Bahrain)	1,000,000
2,000,000	Arab Banking Corp., NY Branch, 1.25%, 10/17/2016 (Bahrain)	2,000,000
1,005,729	Arab Banking Corp., NY Branch, 1.45%, 01/25/2017 (Bahrain)	1,005,729
1,003,152	Arab Banking Corp., NY Branch, 1.45%, 12/14/2016 (Bahrain)	1,003,152
693,070	Kuveyt Turk Participation Bank, 1.501%, 08/15/2016 (Turkey) **	693,070
1,199,980	Kuveyt Turk Participation Bank, 1.519%, 08/19/2016 (Turkey) **	1,199,980
1,226,568	Kuveyt Turk Participation Bank, 1.514%,01/05/2017 (Turkey) **	1,226,568
1,130,320	Kuveyt Turk Participation Bank, 1.501%, 06/22/2017 (Turkey) **	1,130,320
2,024,639	Kuveyt Turk Participation Bank, 1.580%, 03/15/2017 (Turkey) **	2,024,639
1,002,201	Mashreq Islamic Bank, 0.77%, 10/31/2016 (United Arab Emirates)	1,002,201
1,003,348	Maybank Islamic Bank, 0.80%, 07/25/2016 (Malaysia)	1,003,348
1,006,089	Maybank Islamic Bank, 0.85%, 11/07/2016 (Malaysia)	1,006,089
2,000,000	Maybank Islamic Bank, 1.00%, 08/19/2016 (Malaysia)	2,000,000
1,999,955	Turkiye Finans Bank, 1.99%, 12/05/2016 (Turkey)	1,999,955
1,999,955	Turkiye Finans Bank, 2.01%, 04/28/2017 (Turkey)	1,999,955
2,000,000	Turkiye Finans Bank, 2.01%, 07/10/2017 (Turkey)	2,000,000
TOTAL FOR BANK DEPOSITS (Cost $24,717,362) - 26.49%		24,717,362

TOTAL FOR INVESTMENTS (Cost $86,476,079) - 94.81%		88,458,182

OTHER ASSETS LESS LIABILITIES, NET - 5.19%		4,839,308

NET ASSETS - 100.00%		$ 93,297,490

** Variable rate security; the coupon rate shown represents the yield at June 30, 2016.

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2016

The accompanying notes are an integral part of these financial statements.

AZZAD FUNDS

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2016

	Azzad Ethical Fund	Azzad Wise Capital Fund

Assets:
Investment Securities at Value (Cost $56,015,435 and $86,476,079, respectively)	$ 62,955,683	$ 88,458,182
Cash	2,451,013	4,340,232
Receivables:
Shareholder Subscriptions	29,690	38,432
Dividends and Interest	34,331	681,348
Prepaid Expenses	13,045	15,601
Total Assets	65,483,762	93,533,795
Liabilities:
Shareholder Redemptions	6,776	67,097
Distributions Payable	-	79,534
Due to Adviser	34,343	56,915
Due to Administrator	739	739
Distribution Fees	10,121	668
Trustee Fees	1,897	2,765
Accrued Expenses	22,337	28,587
Total Liabilities	76,213	236,305
Net Assets	$ 65,407,549	$ 93,297,490

Net Assets Consist of:
Paid In Capital	$ 60,769,465	$ 91,337,977
Undistributed Net Investment Income	-	34,540
Accumulated Realized Loss on Investments	(2,302,164)	(57,130)
Unrealized Appreciation in Value of Investments	6,940,248	1,982,103
Net Assets, for 5,422,407 and 8,936,802 Shares Outstanding, respectively	$ 65,407,549	$ 93,297,490

Net Asset Value Per Share	$ 12.06	$ 10.44

Redemption Price Per Share ($12.06*0.98; $10.44*0.98) Note 5*	$ 11.82	$ 10.23

* The Funds will charge a 2.00% redemption fee on shares redeemed within 90 days of purchase for the Azzad Ethical Fund and for the Azzad Wise Capital Fund.

AZZAD FUNDS

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2016

The accompanying notes are an integral part of these financial statements.

AZZAD FUNDS

STATEMENT OF OPERATIONS

For the year ended June 30, 2016

	Azzad Ethical Fund	Azzad Wise Capital Fund

Investment Income:
Dividends (Net of foreign taxes withheld $0 and $2,842, respectively)	$ 664,125	$ 228,171
Interest (Net of foreign taxes withheld $0 and $42,631, respectively)	-	1,622,978
Total Investment Income	664,125	1,851,149

Expenses:
Advisory	509,342	1,091,214
Distribution	95,502	45,849
Legal	2,454	501
Transfer Agent	58,903	54,721
Audit	13,658	13,642
Registration	27,857	27,840
Administrative	9,022	9,022
Custody	14,038	53,882
Printing	5,468	1,977
Trustee	3,167	4,435
Insurance	838	840
Total Expenses	740,249	1,303,923
Fees Waived and Reimbursed by the Advisor	(109,938)	(58,756)
Net Expenses	630,311	1,245,167

Net Investment Income	33,814	605,982

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments and Foreign Currency Transactions	(2,297,873)	196,173
Net Change in Unrealized Appreciation (Depreciation) on Investments	(4,079,962)	203,679
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	(6,377,835)	399,852

Net Increase (Decrease) in Net Assets Resulting from Operations	$ (6,344,021)	$ 1,005,834

AZZAD FUNDS

STATEMENT OF OPERATIONS

For the year ended June 30, 2016

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	6/30/2016	6/30/2015
Increase (Decrease) in Net Assets From Operations:
Net Investment Income (Loss)	$ 33,814	$(117,599)
Net Realized Gain (Loss) on Investments	(2,297,873)	2,560,252
Unrealized Appreciation (Depreciation) on Investments	(4,079,962)	1,413,129
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,344,021)	3,855,782

Distributions to Shareholders:
Net Investment Income	-	-
Realized Gains	(430,950)	(4,717,248)
Total Distributions	(430,950)	(4,717,248)

Capital Share Transactions	7,821,229	14,975,277

Total Increase in Net Assets	1,046,258	14,113,811

Net Assets:
Beginning of Year	64,361,291	50,247,480

End of Year (Includes Undistributed Net Investment Loss of
$- and ($58,530), respectively)	$65,407,549	$64,361,291

AZZAD ETHICAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

The accompanying notes are an integral part of these financial statements.

AZZAD WISE CAPITAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	6/30/2016	6/30/2015
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 605,982	$ 424,777
Net Realized Gain on Investments	196,173	139,217
Unrealized Appreciation on Investments	203,679	139,163
Net Increase in Net Assets Resulting from Operations	1,005,834	703,157

Distributions to Shareholders:
Net Investment Income	(606,320)	(430,000)
Realized Gains	-	-
Total Distributions	(606,320)	(430,000)

Capital Share Transactions	985,719	23,453,492

Total Increase in Net Assets	1,385,233	23,726,649

Net Assets:
Beginning of Year	91,912,257	68,185,608

End of Year (Includes Undistributed Net Investment Income
of $34,540 and $34,878, respectively)	$93,297,490	$91,912,257

AZZAD WISE CAPITAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

The accompanying notes are an integral part of these financial statements.

AZZAD ETHICAL FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period.

	For the Years Ended
	6/30/2016	6/30/2015	6/30/2014	6/30/2013	6/30/2012

Net Asset Value, at Beginning of Year	$ 13.44	$ 13.69	$ 12.24	$ 10.77	$ 10.74

Income From Investment Operations:
Net Investment Income (Loss) *	0.01	(0.03)	(0.02)	0.01	(0.02)
Net Gain (Loss) on Securities (Realized and Unrealized)	(1.31)	0.97	3.01	1.62	0.05
Total from Investment Operations	(1.30)	0.94	2.99	1.63	0.03

Distributions:
Net Investment Income	0.00	0.00	(0.01)	(0.01)	0.00
Realized Gains	(0.08)	(1.19)	(1.53)	(0.15)	0.00
Total Distributions	(0.08)	(1.19)	(1.54)	(0.16)	0.00

Redemption Fees (a) ***	0.00	0.00	0.00	0.00	0.00

Net Asset Value, at End of Year	$ 12.06	$ 13.44	$ 13.69	$ 12.24	$ 10.77

Total Return **	(9.66)%	7.05%	24.85%	15.36%	0.28%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 65,408	$ 64,361	$ 50,247	$ 34,169	$ 21,988
Before Waivers
Ratio of Expenses to Average Net Assets	1.16%	1.19%	1.19%	1.35%	1.41%
Ratio of Net Investment Loss to Average Net Assets	(0.12)%	(0.41)%	(0.32)%	(0.27)%	(0.65)%
After Waivers
Ratio of Expenses to Average Net Assets	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.05)%	(0.21)%	(0.12)%	0.09%	(0.22)%
Portfolio Turnover	33.70%	29.80%	56.66%	103.43%	13.48%

(a) The Fund will charge a 2.00% redemption fee on shares redeemed within 90 days of purchase.

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

*** Amount calculated is less than $0.005 per share.

AZZAD ETHICAL FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period.

The accompanying notes are an integral part of these financial statements.

AZZAD WISE CAPITAL FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period.

	For the Years Ended
	6/30/2016	6/30/2015	6/30/2014	6/30/2013	6/30/2012

Net Asset Value, at Beginning of Year	$ 10.39	$ 10.34	$ 10.09	$ 10.07	$ 10.22

Income From Investment Operations:
Net Investment Income *	0.07	0.06	0.08	0.16	0.10
Net Gain (Loss) on Securities (Realized and Unrealized)	0.05	0.05	0.35	0.10	(0.02)
Total from Investment Operations	0.12	0.11	0.43	0.26	0.08

Distributions:
Net Investment Income	(0.07)	(0.06)	(0.07)	(0.16)	(0.08)
Realized Gains	0.00	0.00	(0.11)	(0.08)	(0.15)
Total Distributions	(0.07)	(0.06)	(0.18)	(0.24)	(0.23)

Redemption Fees (a)	0.00***	0.00***	0.00***	0.00	0.00***

Net Asset Value, at End of Year	$ 10.44	$ 10.39	$ 10.34	$ 10.09	$ 10.07

Total Return **	1.15%	1.02%	4.35%	2.61%	0.86%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 93,297	$ 91,912	$ 68,186	$ 53,809	$ 30,652
Before Waivers/Recoupment
Ratio of Expenses to Average Net Assets	1.42%	1.45%	1.52%	1.53%	1.63%
Ratio of Net Investment Income to Average Net Assets	0.60%	0.57%	0.79%	1.52%	0.82%
After Waivers/Recoupment
Ratio of Expenses to Average Net Assets	1.36%	1.49%	1.49%	1.49%	1.49%
Ratio of Net Investment Income to Average Net Assets	0.66%	0.53%	0.82%	1.56%	0.96%
Portfolio Turnover	19.10%	41.27%	27.13%	45.40%	234.93%

(a) The Fund will charge a 2.00% redemption fee on shares redeemed within 90 days of purchase.

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

*** Amount calculated is less than $0.005 per share.

AZZAD WISE CAPITAL FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period.

The accompanying notes are an integral part of these financial statements.

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2016

Note 1.

Organization

The Azzad Funds, (the "Trust") is an open-end management investment company under the Investment Company Act of 1940 (the "Act"), as amended. The Trust was organized as a Massachusetts business trust on December 16, 1996. The Trust is comprised of the following Funds: The Azzad Ethical Fund (the “Ethical Fund”), which commenced operations on December 22, 2000 and is registered as a non-diversified fund and the Azzad Wise Capital Fund (the “Wise Fund”), which commenced operations on April 6, 2010 and is registered as a non-diversified fund. The series included in these financial statements are collectively referred to as the "Funds". Azzad Asset Management, Inc. (“Adviser”) is the investment adviser to both Funds (see Note 4).

The Ethical Fund’s primary investment objective is to provide shareholders with long-term capital appreciation consistent with ethical principles.

The Wise Fund’s primary investment objective is to provide shareholders with capital preservation and income.

The Funds should be considered long-term investments and are not appropriate for short-term goals. The Funds may also be used in all types of retirement and college savings plans including Separately Managed (Wrap) programs.

Non-Diversification Risk- The Funds are non-diversified, which means they may invest a greater percentage of their assets in a fewer number of holdings as compared to other mutual funds that are more broadly diversified.  As a result, the Funds’ share price may be more volatile than the share price of some other mutual funds, and the poor performance of an individual holding in the Funds’ portfolio may have a significant negative impact on the Funds’ performance.

Note 2.

Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in the preparation of its financial statements. The Funds follow the accounting and reporting guidance of FASB Accounting Standard Codification 946 applicable to investment companies.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2016

The Wise Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2016

changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Wise Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Security Transactions and Related Investment Income- Investment transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective security.

Federal Income Taxes- The Funds make no provision for federal income or excise tax.  The Funds intend to qualify each year as “regulated investment companies” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income.  The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

In addition, the Generally Accepted Accounting Principles (“GAAP”) requires management of the Funds to analyze all open tax years, fiscal years 2013-2016, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the year ended June 30, 2016, the Funds did not have a liability for any unrecognized tax benefits.  The Funds have no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Cash and cash equivalents – The Funds consider all highly liquid debt instruments having original maturities of three months or less at the date of purchase to be cash equivalents.  The Funds may, during the ordinary course of business, maintain account balances with banks in excess of federally insured limits.  The Funds have not experienced losses on these accounts, and management believes that the Funds are not exposed to significant risks on such accounts.

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Redemption Fees- The Ethical Fund and the Wise Fund each charge a 2.00% redemption fee for shares redeemed within 90 days of investment.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Funds will retain the fees charged as an increase in paid-in capital and such fees become part of each Fund’s daily NAV calculation.  See Note 5.

Dividends and Distributions to Shareholders- The Funds intend to distribute substantially all of their net investment income as dividends to their shareholders on at least an annual basis.  The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year.  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Funds.  Please see Note 8 for additional information on dividends paid.

Estimates- The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Reclassifications – As of June 30, 2016, the Ethical Fund recorded permanent book/tax differences of $24,716 from net investment loss to paid-in capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

Subsequent Event- Management has evaluated the impact of all subsequent events through the date of the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

Note 3. Securities Valuations

Processes and Structure

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The Funds' Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

The Funds’ Board of Trustees has adopted written Pricing and Valuation Procedures (the “Procedures”) governing the fair valuation of securities, and has delegated authority to the company's investment adviser to apply those methods in making fair value determinations, subject to board oversight. The investment adviser has established a Valuation Committee to oversee the implementation of these Procedures. The Valuation Committee has the responsibility of determining the fair value of each of the Fund’s securities or other assets in the absence of readily available market quotations. The Valuation Committee also reviews the Funds’ Procedures to make sure they continue to be appropriate for the Funds. The Valuation Committee meets annually and on an as needed basis. The Valuation Committee reviews its own fair value decisions and reports to the Board of Trustees on all fair valuation decisions that are made. The Board of Trustees reviews all valuation decisions made by the Valuation Committee and evaluates whether the Valuation Committee is adhering to the Funds’ Procedures and whether the Procedures continue to be appropriate for the Funds.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

?

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

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Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

?

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination

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of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to each Fund's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock and real estate investment trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Sukuk. The Wise Fund invests in Sukuk. Sukuk are used to finance projects and asset acquisitions while avoiding the Islamic prohibition on interest. Whereas bonds represent a debt ownership, a sukuk certificate represents ownership or interest in a tangible asset, or the usufruct of an asset. They are therefore considered to be asset-based securities. Sukuk grant investors a proportionate beneficial ownership of the underlying asset, along with its associated risks and potential cash flows. Underlying assets may include, without limitation, real estate (developed and undeveloped), infrastructure projects, lease contracts and machinery and equipment. While the certificate is linked to the returns generated by certain assets of the issuer, the underlying assets are not pledged as security for the certificates, and the Wise Fund (as the investor) is relying on the creditworthiness of the issuer for all payments required by the Sukuk. Sukuk certificate holders share the risk of the underlying asset. If the assets on which sukuk are issued do not perform as well as expected, the sukuk investor will bear a share of the loss. Unlike conventional bonds, sukuk do not earn interest payments.

Sukuk may be issued by international financial institutions, foreign governments and agencies of foreign governments and even global corporations. Like conventional bonds, rating agencies rate Sukuk based on their credit quality and the issuer’s ability to pay investors. Sukuk receive ratings that look exactly like conventional bonds. At June 30, 2016, 58.42% of the Wise Fund’s net assets were invested in Sukuk.  These instruments will be categorized as level 2 investments in the fair value hierarchy.

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Trade Finance Agreements.  Trade finance agreements in which the Wise Fund may invest consist primarily of loans or similar instruments used to finance international trade and related infrastructure projects, such as, for example, facilities for pre-export finance, process and commodities finance, receivables financing, factoring or forfeiting, trade credit insurance, letters of credit and other documentary credits, documentary collection, promissory notes, bills of exchange and other negotiable instruments.  The Wise Fund may invest in such investments by way of purchase, assignment, participation, guarantee, insurance or another financial instrument.  Trade finance agreements transactions may include both domestic and international transactions, and may include sellers of goods or services, buyers of such goods or services, intermediaries such as banks and other financial institutions as lenders, insurers, and other parties.    A trade finance agreements transaction can involve various structures.  For example, while a seller (or exporter) can require a purchaser (an importer) to prepay for goods shipped, the purchaser (importer) may wish to reduce risk by requiring the seller to document the goods that have been shipped. Banks, financial institutions or other lenders may assist by providing various forms of support, such as a letter of credit provided by the importer’s bank to the exporter (or the exporter's bank) providing for payment upon presentation of certain documents (for example, a bill of lading). The exporter's bank also may make a loan (by advancing funds) to the exporter on the basis of the export contract.

Trade Finance agreements are located primarily in or have exposure to global emerging markets. As such, the Wise Fund is subject to all of the risks typical to investments generally made in emerging markets. In addition, the Wise Fund is subject to risks specific to the trade finance agreements asset class such as liquidity risk, credit rating risk, and counter-party risk. The Wise Fund will only invest in trade finance agreements related securities if it is determined that this investment is in accordance with the Wise Fund’s ethical investment philosophy. Trade finance agreements will be categorized as level 3 investments in the fair value hierarchy. Trade finance agreements are considered illiquid securities as defined by the Investment Company Act of 1940. The Wise Fund’s investments in trade finance agreements at June 30, 2016 represented 0.92% of the Wise Fund’s net assets.

Bank Deposits. In a typical bank deposit, a bank raises funds to invest in various commercial activities from its investors. The bank and its investors both share in the profit and risk of loss of investment in such activities. The bank is responsible for monitoring the underlying investments to make sure that they will achieve the anticipated profit rate agreed upon in the contract on the maturity date. If the bank makes any profit by the maturity date, the profits are shared with investors according to a pre-agreed ratio. Conversely, if a loss is made, it is borne by the investors in the absence of gross negligence, fraud or willful default by the bank. The bank provides investors with monthly indicative profit rates for their investments.  Bank deposits will be categorized as

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level 2 investment in the fair value hierarchy. The Wise Fund held 26.49% of bank deposits at June 30, 2016.

The following tables summarize the inputs used to value each Fund’s assets measured at fair value as of June 30, 2016:

Azzad Ethical Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 60,488,456	$ -	$ -	$ 60,488,456
Real Estate Investment Trusts	2,467,227	-	-	2,467,227
	$ 62,955,683	$ -	$ -	$ 62,955,683

There were no significant transfers into or out of Level 1, Level 2, or Level 3 during the period. It is the Ethical Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period. The Ethical Fund did not hold any derivative instruments at any time during the period ended June 30, 2016.

Azzad Wise Capital Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 7,399,469	$ -	$ -	$ 7,399,469
Real Estate Investment Trusts	976,696	-	-	976,696
Sukuk	-	54,502,040	-	54,502,040
Trade Finance Agreements	-	-	862,615	862,615
Bank Deposits	-	24,717,362	-	24,717,362
	$ 8,376,165	$79,219,402	$ 862,615	$88,458,182

* Industry classifications for these categories are detailed in each Fund’s Schedule of Investments.

There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Wise Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Trade Finance Agreements
Balance as of 6/30/2015	$ -
Accrued Accretion/(Amortization)	-
Change in Unrealized Appreciation/(Depreciation)	(521)
Realized Gain/(Loss)	-
Purchases	1,445,391
Sales	(582,255)
Transfers In/(Out) of Level 3	-
Balance as of 6/30/2016	$ 862,615

The Wise Fund uses a pricing service to provide price evaluations for Level 3 trade finance agreements.  The quantitative unobservable inputs used by the pricing service are proprietary and not provided to the Wise Fund and therefore the disclosure that would address these inputs is not included above.

Note 4.

Transactions with the Adviser and Affiliates

Advisory Agreement - Azzad Asset Management, Inc. (the "Adviser") under an advisory agreement with the Trust, furnishes management and investment advisory services and, subject to the supervision of the Trust's Board, directs the investments of the Trust in accordance with the Funds’ investment objectives, policies and limitations. For this service, the Adviser receives a monthly management fee at the annual rate of 0.80% and 1.19% of the average daily net assets for the Ethical Fund and Wise Fund, respectively.

For the year ended June 30, 2016, the Adviser earned $509,342 and $1,091,214 in advisory fees for the Ethical Fund and Wise Fund, respectively. At June 30, 2016, the Adviser was owed $34,343 and $56,915 in advisory fees for the Ethical Fund and Wise Fund, respectively.

The Funds’ Adviser has agreed to contractually waive all or a portion of its fees or reimburse the Funds for certain operating expenses, to the extent necessary to limit each fund’s net annual operating expenses (excluding brokerage costs; borrowing costs, including without limitation dividends on securities sold short; taxes; indirect expenses, such as expenses incurred by other investment companies in which the Funds invest; and litigation and other extraordinary expenses) to 0.99% and 1.29%, for Ethical Fund and Wise Fund, respectively, of average daily net assets for a five year period ending December 1, 2018. Prior to November 1, 2015, the Wise Fund’s net annual operating expenses were limited to 1.49% of average daily net asset.  Any waiver or reimbursement of operating expenses by the Adviser is subject to repayment by the Funds within three fiscal years after such reimbursement or waiver occurred, if the Funds are able to make the repayment without exceeding the expense limitations (or, if less, the expense limitation then in place). For the year ended June 30, 2016, the Adviser waived fees of $109,938 for the Ethical Fund and $ 58,756 for the Wise Fund.

The Adviser will be entitled to reimbursement of fees waived or reimbursed by the Adviser to the Funds.  Fees waived or expenses reimbursed during a given year may be paid to the Adviser during the following three year period to the extent that payment of such expenses does not cause the Funds to exceed the expense limitation.  As of June 30, 2016, the unreimbursed amounts paid or waived by the Adviser on behalf of the Ethical Fund and Wise Fund are $313,052 and $75,347, respectively.  As of June 30, 2016, amounts subject to future recoupment are as follows:

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2016

Fiscal Year Ended	Recoverable Through	Ethical Fund	Wise Fund
June 30, 2014	June 30, 2017	$ 87,572	$ 16,591
June 30, 2015	June 30, 2018	$ 115,542	$ -
June 30, 2016	June 30, 2019	$ 109,938	$ 58,756

Sub-advisory Agreement – The Adviser and the Board entered into a Sub-Advisory Agreement with Ziegler Capital Management (“Sub-Adviser”, “Ziegler”) on August 16, 2012, on behalf of the Ethical Fund, which was renewed by the Board at a meeting held on April 28, 2016.  The sub-advisory fee paid to Ziegler is paid by the Adviser, not the Ethical Fund and therefore does not impact the fees paid by the Ethical Fund.  The Ethical Fund receives additional research services and investment management expertise, from a reputable firm, without additional expense to the Ethical Fund.

The Adviser and the Board entered into a Sub-Advisory Agreement with Federated Investors, Inc. (“Sub-Adviser”, “Federated”) on March 10, 2014, on behalf of the Wise Fund. The Sub-Advisory Agreement was renewed by the Board at a meeting held on April 28, 2016. The sub-advisory fee paid to Federated is paid by the Adviser, not the Wise Fund and therefore does not impact the fees paid by the Wise Fund. The Wise Fund receives additional research services and investment management expertise, from a reputable investment manager without any additional expense to the Wise Fund.

Administrative Agreement - The Funds have an Administrative Agreement with the Adviser.  Pursuant to the  Administrative Agreement, the Adviser, subject to the overall supervision and review of the Board, provides administrative services to the Funds, provides the Funds with office space, facilities and business equipment, and provides the services and clerical personnel for administering the affairs of the Funds.  As such, each of the Funds pays the Adviser $750 per month, per Fund.   For the year ended June 30, 2016, the Ethical Fund and the Wise Fund each paid the Adviser $9,022 for administrative services pursuant to the agreement.  As of June 30, 2016, each Fund owed the Adviser $739, respectively, in administrative fees.

Note 5.

Capital Share Transactions

The Board of Trustees is authorized to issue an unlimited number of shares. There is no par-value on the capital stock.

The following is a summary of capital share activity for the years ended June 30, 2016 and 2015:

Ethical Fund	Year Ended 6/30/2016		Year Ended 6/30/2015
	Shares	Amount	Shares	Amount
Shares Sold	1,232,989	$ 15,108,858	1,563,211	$ 21,133,607
Shares issued in reinvestment of distributions	13,858	169,487	131,967	1,736,687
Redemption fees	-	171	-	439
Shares redeemed	(612,175)	(7,457,287)	(577,060)	(7,895,456)
Net Increase	634,672	$ 7,821,229	1,118,118	$14,975,277

As of June 30, 2016, paid-in-capital totaled $60,769,465.

The following is a summary of capital share activity for the years ended June 30, 2016 and 2015:

Wise Fund	Year Ended 6/30/2016		Year Ended 6/30/2015
	Shares	Amount	Shares	Amount
Shares Sold	2,313,306	$23,994,078	3,653,268	$ 38,011,292
Shares issued in reinvestment of distributions	12,449	129,165	8,122	84,449
Redemption fees	-	233	-	410
Shares redeemed	(2,237,055)	(23,137,757)	(1,407,477)	(14,642,659)
Net Increase	88,700	$ 985,719	2,253,913	$ 23,453,492

As of June 30, 2016, paid-in-capital totaled $91,337,977.

Shareholders of the Ethical and Wise Fund are subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of the Fund shares redeemed within 90 days after their purchase. For the year ended June 30, 2016, $171 and $233 of redemption fees were collected from shareholders of the Ethical and Wise Fund, respectively, and reclassified to paid-in-capital.

Note 6.

Investment Transactions

For the year ended June 30, 2016, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $28,116,570 and $20,734,496, respectively, for the Ethical Fund. For the year ended June 30, 2016 $19,623,372 and $11,394,092, respectively, for the Wise Fund.

Note 7. Concentration of Risk

The Wise Fund invests in securities of non-U.S. and U.S. issuers.  Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.  As of June 30, 2016, the diversification of countries was as follows:

Country	Percentage of Net Assets
Cayman Islands	34.85%
Turkey	19.09%
Malaysia	7.97%
United States	8.38%
United Arab Emirates	5.79%
Bahrain	5.37%
Jersey	1.72%
Indonesia	4.16%
Qatar	2.59%
South Africa	1.63%
Pakistan	2.66%
Kuwait	0.60%

Note 8.

Tax Matters

As of June 30, 2016, the tax basis components, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	Ethical Fund	Wise Fund
Federal tax cost of investments, including short-term investments *	$ 56,016,482	$ 86,476,079

Gross tax appreciation of investments	$ 10,766,854	$ 2,251,705
Gross tax depreciation of investments	$(3,827,653)	$ (269,602)
Net tax appreciation	$ 6,939,201	$ 1,982,103

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The Funds’ tax basis capital gains and losses and undistributed ordinary income are determined at the end of each fiscal year. As of June 30, 2016 the Funds’ most recent fiscal year-end, components of distributable earnings on a tax basis were as follows:

	Ethical Fund	Wise Fund
Unrealized appreciation	$ 6,939,201	$ 1,982,103
Undistributed ordinary income	-	34,540
Deferral of Post October Loss	(1,551,241)	(45,229)
Capital loss carry forwards +:
No expiration:
Short-term	(462,970)	-
Long-term	(286,906)	(11,901)
	$ 4,638,084	$ 1,959,513

The undistributed ordinary income and capital gains (losses) shown may differ from corresponding accumulated net investment income and accumulated net realized gain (loss) reported on the statement of assets and liabilities due to certain temporary book/tax differences due to the tax deferral of losses on wash sales and post October losses. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

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+ The capital loss carry forward will be used to offset any capital gains realized by the Wise Fund in future years through the indefinite expiration date.  The Wise Fund will not make distributions from capital gains while a capital loss carry forward remains.

* The difference between the book cost and tax cost of investments for the Ethical Fund represents disallowed wash sales for tax purposes.

The Funds paid the following distributions for the years ended June 30, 2016 and 2015:

Ethical Fund
Year Ended	$ Amount	Tax Character
06/30/2016	$ 430,950	Long-Term Capital Gain

Year Ended	$ Amount	Tax Character
6/30/2015	$3,791,097	Long-Term Capital Gain
6/30/2015	$ 926,151	Ordinary Income

Wise Fund
Year Ended	$ Amount	Tax Character
06/30/2016	$ 606,320	Ordinary Income

Year Ended	$ Amount	Tax Character
6/30/2015	$ 430,000	Ordinary Income

Note 9.

Distribution Plan

The Funds maintain a distribution expense plan (a “Plan”) pursuant to Rule 12b-1 under the Investment Company Act that allows the Funds to pay distribution expenditures incurred in connection with the sale and promotion of the Funds and the furnishing of services to shareholders of the Funds.  The Plan provides that the Funds may pay up to a maximum on an annual basis of 0.15% and 0.05% of the average daily value of the net assets of the Funds for the Ethical Fund and Wise Fund, respectively.  Under the plan,  permitted expenditures include:  (i) commissions to sales personnel for selling shares of the Funds; (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions for services rendered in connection with the sale and distribution of shares of the Funds; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Funds; (v) the cost of preparing and distributing promotional materials; (vi) the costs of printing the Funds’ Prospectus and Statement of Additional Information for distribution to potential investors; (vii) other similar services that the Trustees determine are reasonably calculated to result in sales of shares of the Funds; and (viii) the costs of providing services to shareholders, including assistance in connection with inquiries related to shareholder accounts.  Because these expenses are paid out of the Funds’ assets on an ongoing basis, over time these expenses may increase the cost of a

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

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shareholder’s investment and may cost a shareholder more than paying other types of sales charges.  For the year ended June 30, 2016, the Ethical Fund incurred $95,502 in distribution fees and the Wise Fund incurred $45,849 in distribution fees.  As of June 30, 2016, $10,121 and $668 was owed in distribution fees for the Ethical and Wise Funds, respectively.

Note 10.  Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the funds under Section 2(a)(9) of the Investment Company Act of 1940.  As of June 30, 2016, FolioFn, in aggregate, owned approximately 57% and 72% of the shares of the Ethical Fund and the Wise Fund, respectively, for the benefit of others. As a result, FolioFn may be deemed to control the Funds.

Note 11.  Indemnifications

In the normal course of business, the Funds enter into contracts that contain general indemnification to other parties. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. The Funds expect the risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees

The Azzad Funds

We have audited the accompanying statements of assets and liabilities of the Azzad Ethical Fund (the “Ethical Fund”) and Azzad Wise Capital Fund (the “Wise Fund”), each a series of The Azzad Funds, (the “Funds”) including the schedules of investments, as of June 30, 2016 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and cash owned as of June 30, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of June 30, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania August 24, 2016

AZZAD FUNDS

EXPENSE ILLUSTRATION

JUNE 30, 2016 (UNAUDITED)

 Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Azzad Ethical Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2016	June 30, 2016	January 1, 2016 to June 30, 2016

Actual	$1,000.00	$994.23	$4.91
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.94	$4.97

* Expenses are equal to the Fund's annualized expense ratio of .99%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Azzad Wise Capital Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2016	June 30, 2016	January 1, 2016 to June 30, 2016

Actual	$1,000.00	$1,016.11	$6.47
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.45	$6.47

* Expenses are equal to the Fund's annualized expense ratio of 1.29%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

AZZAD FUNDS

TRUSTEES AND OFFICERS

JUNE 30, 2016 (UNAUDITED)

 TRUSTEES AND OFFICERS

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Age	Position & Term with the Trust	Number of Portfolios Overseen	Principal Occupations During Past 5 Years and Current Directorships	Other Directorships Held During Past 5 Years
Syed K. Raheemullah 25 W. 181 Salem Naperville, IL 60540 Age: 68	Trustee Since 2000	2	Member of the technical staff of Lucent Technologies (manufacturer of telephone equipment) (1986 to present)	None
Abed Awad, Esq. 777 Terrance Avenue Suite 303 Hasbrouck Hts., NY 07604 Age: 47	Trustee Since 2013	2	Partner at Awad & Khoury, Attorneys at Law, Hasbrouck Heights, NJ (since August 2010), Principal at Law Offices of Abed Awad, Clifton, NJ (September 1999 – August 2010)	None

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, and Age	Position & Term with the Trust	Number of Portfolios Overseen	Principal Occupations During Past 5 Years and Current Directorships	Other Directorships Held During Past 5 Years
Bashar Qasem 3141 Fairview Park Drive Suite 460 Falls Church, VA 22042 Age: 52	Chairman, Treasurer and Trustee Since 2001	2	President of Azzad Asset Management, Inc. (since its inception in 2000); Operating Manager of Azzad Asset Management Inc. (investment adviser) (1997 to 1999)	None
Jamal Elbarmil 3141 Fairview Park Drive Suite 460 Falls Church, VA 22041 Age: 55	Secretary Since 2001	2	Vice President and Portfolio Manager of Azzad Asset Management, Inc. (since 2001 and 2008 respectively).	N/A
Manal Fouz* 3141 Fairview Park Drive Suite 460 Falls Church, VA 22041 Age: 42	Chief Compliance Officer Since 2007	2	Operations Manager and Compliance Officer for Azzad Asset Management, Inc. (since 2002 and 2007 respectively )	N/A

AZZAD FUNDS

TRUSTEES AND OFFICERS

JUNE 30, 2016 (UNAUDITED)

*Manal Fouz is the wife of Bashar Qasem.

1 Bashar Qasem is considered "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Advisor.

AZZAD FUNDS

ADDITIONAL INFORMATION

JUNE 30, 2016 (UNAUDITED)

PROXY VOTING POLICY

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, are available without charge upon request by calling the Funds at 1-888-350-3369 and from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC's web site at http://www.sec.gov. The Funds’ Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

STATEMENT OF ADDITIONAL INFORMATION

The Funds’ Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (888) 350-3369 to request a copy of the SAI or to make shareholder inquiries.

ADVISORY AGREEMENT RENEWAL

In connection with a meeting held on April 28, 2016, the Board of Trustees (the “Board” or the “Trustees”) of the Azzad Funds (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of the investment advisory agreements (the “Advisory Agreements”) between Azzad Asset Management (the “Adviser”), and the Trust, with respect to the Azzad Ethical Fund and the Azzad Wise Capital Fund (the “Funds”). The Trustees also considered the renewal of investment sub-advisory agreements (the “Sub-Advisory Agreements”) between the Adviser and each of Ziegler Capital Management (“Ziegler”) and Federated Investment Management (“Federated”), with respect to the Azzad Ethical Fund and Azzad Wise Capital Fund, respectively. In considering the renewal of the Advisory and Sub-Advisory Agreements, the Trustees received materials specifically relating to the Advisory and Sub-Advisory Agreements. In considering the approval of the Advisory Agreements and Sub-Advisory Agreements, the Trustees received materials relating to each Agreement and the services provided by the Adviser to assist them in considering the renewal of the Advisory Agreements and Sub-Advisory Agreements.

AZZAD FUNDS

ADDITIONAL INFORMATION

JUNE 30, 2016 (UNAUDITED)

In considering the Advisory Agreements and Sub-Advisory Agreements, the Board, including the Independent Trustees, did not identify any single factor as all-important or

AZZAD FUNDS

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2016 (UNAUDITED)

controlling in their decision. In researching their decision to approve the Advisory Agreements or Sub-Advisory Agreements, the Board considered the following factors enumerated below:

Advisory Agreements

1.

Nature, Quality and Extent of the Services Provided to the Funds

The Board considered the nature, extent and quality of services provided by the Adviser to the Funds including the amount of time spent by the Adviser’s personnel. The Trustees considered the Adviser’s daily management of the Funds, including the trading, proxy voting, oversight of other service providers such as the Funds’ sub-advisers, custodian, transfer agent and accountant and the specific investment strategy implemented and overseen by the Adviser. The Trustees also considered the Adviser’s administrative services including arranging board meetings, writing minutes and overseeing the funds blue sky registrations. The Trustees also considered the Adviser’s responsibilities in terms of shareholder communications such as its newsletters sent to shareholders, webinars, and market outlook letters that accompany statements and through the Adviser’s website.

In addition, the Trustees discussed in detail the Adviser’s compliance program including its annual and quarterly compliance reports. The Trustees reviewed various compliance events brought to its attention over the past year.  The Trustees discussed the Adviser’s marketing efforts and goals and its continuing commitment to the growth of the Funds’ assets in an effort to realize economies of scale. The Trustees noted the Funds were self-distributed meaning the Adviser was also responsible for overseeing and pursuing various selling agreements with financial intermediaries. The Trustees acknowledged the Adviser continues to execute selling agreements with third party financial intermediaries. The Trustees also discussed the Adviser’s role and responsibilities in ensuring that the Funds adhere to their respective investment strategies as it applies to the unique ethical investment philosophy of each Fund.

The Board concluded that the Adviser has sufficient financial capabilities, quality and depth of personnel and compliance policies and procedures essential to perform its duties under the Agreements and that the nature, quality and extent of the management services provided to the Funds, as well as the Adviser’s compliance program, were satisfactory to the Board.

2.

Investment Performance of the Funds and the Adviser

The Trustees considered each Fund’s short and long-term performance (including periods of outperformance or underperformance) as compared to each Fund’s relevant benchmark and compared to each Fund’s Morningstar

AZZAD FUNDS

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2016 (UNAUDITED)

group category. The Trustees noted receiving detailed performance, portfolio characteristics and attribution information at its quarterly meetings.

Azzad Ethical Fund: The Trustees noted that the Azzad Ethical Fund’s (ADJEX) performance for year to date, one, five and ten year periods were below the Fund’s benchmark, the Russell Mid-Cap Growth Index. For the year to date period (as of March 31, 2016), the Fund was outperforming the Morningstar Midcap Growth benchmark, but for the one and  five year periods (as of March 31, 2016) the Fund was slightly underperforming the Morningstar Midcap Growth benchmark. However, the 10 year period and since inception for the Fund (12/22/2000) the Fund was outperforming the Morningstar Midcap Growth benchmark.

The Trustees noted that Ziegler Capital Management was hired as the Fund’s sub-adviser in 2012. It was also noted that, unlike the benchmark, the Fund implements additional investment restrictions.

Azzad Wise Capital Fund: The Trustees noted that the Azzad Wise Capital Fund (WISEX) performance for the five year period (ended March 31, 2016) and since inception (4/1/2010) the Fund was above the median for the Morningstar Peer Group of U.S. open-end short term bond funds, falling within the first quartile of the Morningstar Peer Group and was outperforming its BofAML US Corp & Govt index. For the one year period (as of March 31, 2016) it was slightly underperforming its Morningstar short-term bond category and underperforming its index. The Trustees noted that Federated was hired as the Fund’s sub-adviser in 2014. It was also noted that the Fund’s holdings significantly differ from other short term bond funds.

3.

Costs of the Services Provided to the Funds, and Profits Realized by the Adviser

The Trustees considered each Fund’s management fee rate and expense ratio relative to similar mutual funds and relative to the management fees charged by the Adviser to other clients. The Trustees noted the expense cap agreement was in effect between the Funds and the Adviser. The Trustees also noted that the Adviser oversees and pays a sub-adviser to manage each Fund and does so out of its own assets, rather than directly from the Funds. In addition, the Trustees noted that the Funds receive regulatory compliance from the Adviser including significant oversight of its investment philosophy and faith based strategy.

In particular, the Trustees noted that Morningstar categorizes the Azzad Ethical Fund’s fee level as below average compared to other funds that invest in the same asset class and have similar distribution characteristics. The Trustees noted that Morningstar categorizes the Azzad Wise Capital Fund’s fees as relatively high compared to other funds in that asset class. It was noted that

AZZAD FUNDS

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2016 (UNAUDITED)

although the Wise Capital Fund is categorized as a short term bond fund it is more akin to an alternative emerging market, short term bond fund. The higher fee level is primarily due to the limited universe of securities it is allowed to purchase for its portfolio and the high cost of foreign custodian fees. Nonetheless, the Trustees acknowledged that the Adviser had reduced the Wise Capital Fund’s expense ratio from 1.49% to 1.29% or 20 basis points and this reflects its commitment to lowering its fees.

The Trustees also noted that both Funds are no load and the Adviser bears, among other things, the significant cost of marketing the Funds, administering them and pursuing selling agreements with various financial intermediaries. The Trustees further noted that the majority shareholder continues to be its wrap fee program’s primary broker, Foliofn Investments. The Trustees also noted that the Adviser does not offer an equity, mid cap growth strategy nor does it offer a short term bond strategy for other clients outside the mutual funds.

The Trustees also reviewed Azzad Asset Management’s financial reports and considered them in the context of a privately owned corporation and relative to the services provided to the Funds. The Trustees considered that the Adviser’s profitability is primarily derived from management fees and does not include other business ventures to maintain its independence.

After consideration of these matters, the Trustees concluded that the overall costs incurred by the Funds for the services they receive (including the management fee paid to the Adviser) are reasonable and that the fees are satisfactory based upon the qualifications, experience, reputation and performance of the Adviser. The Trustees further concluded that the Adviser’s profit from sponsoring the Funds had not been, and currently was not, excessive and that the Adviser maintained adequate profit levels to support the services to the Funds.

4.

The Extent of Economies of Scale as the Funds Grow

The Trustees discussed realized and potential economies of scale and whether each Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow. The Trustees noted that the Adviser had reduced the expense ratio for the Azzad Wise Capital Fund in 2015 and maintains an expense cap agreement with both Funds. The Trustees agreed that the Funds were still too small to realize economies of scale and the Funds’ management fee structures did not contain any breakpoint reductions. They concluded it was still too premature to incorporate breakpoints. With respect to the Adviser’s fee structure, the Trustees concluded that the current fee structure is reasonable and fair.

AZZAD FUNDS

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2016 (UNAUDITED)

5.

Ancillary benefits (if any) derived from the Relationship with the Funds

The Trustees considered the direct and indirect benefits that could be received by the Adviser from its association with the Funds. The Trustees noted the Adviser had no soft dollar arrangements in the previous year with the broker(s) it executes trades with on behalf of either Fund. It addition the Trustees acknowledged the regulatory risk that the Adviser incurs by managing 1940 Investment Company Act Funds. The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition, growth in the Adviser’s wrap fee program, greater exposure to press coverage, or increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases may benefit the Funds through growth in assets.

Conclusion

Based on their evaluation of all of the forgoing factors, the Trustees, including a majority of Independent Trustees, concluded that the Funds and their shareholders would continue to benefit from the Adviser’s continued management of the Azzad Funds, and, that the renewal of the Advisory Agreements was in the best interests of the Funds and their shareholders. Therefore, the Trustees, including a majority of Independent Trustees, voted unanimously in favor of the renewal of the Advisory Agreements with the Funds.

Sub-Advisory Agreement with Federated with respect to the Azzad Wise Capital Fund

1.

Nature, Extent and Quality of Services provided by Federated. The Board considered that Federated provides the Fund with portfolio management services for a majority of its net assets (with the exception of the portion that invests in equities) and considered the quality of these services. The nature of services provided by Federated has been documented in materials and in presentations made to the Board throughout the previous year. The Trustees considered Federated’s strong commitment to research on behalf of the Fund’s unconventional portfolio and holdings. The Trustees also considered the background and experience of the three portfolio managers responsible for managing the Fund from Federated, as well as, at least one research analyst based out of London who has extensive experience managing similar securities. The Trustees noted the challenges of managing the Fund in accordance with its faith based investment philosophy, as well as, in a low yield interest environment. The Trustees considered Federated’s addition of trade finance securities, albeit still a small portion of the Fund’s overall portfolio holdings, to the Fund in an effort to diversify the Fund’s holdings. The Trustees also noted Federated’s strong compliance culture and commitment to following the Fund’s

AZZAD FUNDS

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2016 (UNAUDITED)

investment philosophy. The Trustees noted Federated’s reputation and that the firm manages approximately $239 billion dollars for investors as of 12/31/2015. The Board further considered the Morningstar ratings the Fund had received in the previous year. The Board concluded that it was satisfied with the nature, extent and quality of investment management services provided to the Fund by Federated.

2.

Investment Performance of the Azzad Wise Capital Fund and Federated. The Trustees noted that the Fund’s one year and year to date performance (as of March 31, 2016) were underperforming its benchmark, the BofAML US Corp & Govt 1-3 Yr Index. However, that underperformance could be explained by the Sub-adviser’s position on interest rates and their expected effect on the Fund. Its turnover rate remained relatively low and the Fund had significantly increased its holdings. The Trustees also noted the Fund continues to demonstrate favorable long-term performance relative to its benchmark and peer group. The Trustees determined that Federated’s investment approach remains the same and the Trustees would expect the Fund to benefit from that approach over the longer period. The Trustees concluded that Federated’s performance over the past year has been satisfactory and consistent with the long-term investment strategy being pursued by the Fund.

3.

Comparative Fees, Profitability, Costs of Services Provided and Potential Ancillary Benefits. The Board considered that the Sub-Adviser’s fees are paid by the Adviser, and not the Fund and, therefore, do not impact the Fund’s expenses. The Board also considered that the subadvisory fee is used to pay for certain research support services including those provided by Federated’s London affiliate. The Board noted that the subadvisory fee charged by Federated reflects a lower negotiated fee. The Board noted that although categorized as a short term bond fund, the Wise Capital Fund’s holdings and investment philosophy are associated with the emerging markets and alternative asset classes that have higher management fees. The Board further noted that Federated is a publically traded company and the company makes the majority of its revenue from investment management. The Board also noted that Federated may receive reputational benefits from serving as the sub-adviser to a mutual fund in the growing Islamic investment niche market. However, any such benefits would be balanced by the greater regulatory liability associated with serving as sub-adviser to a 1940 Investment Company Act Fund. The Board concluded that the subadvisory fee is reasonable and fair in light of the Fund’s challenging investment mandate, and comparative performance. The Board further concluded that any ancillary benefits gained from serving as sub-adviser to the Fund were reasonable and fair.

AZZAD FUNDS

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2016 (UNAUDITED)

4.

Economies of Scale to be realized. The Board recognized that because Federated’s fees are paid by the Adviser and not the Fund, an analysis of the economies of scale and profitability was more appropriate in the context of the Board’s consideration of the Advisory Agreement with the Adviser. Nonetheless, the Board noted the Sub-Adviser fee does provide for lower fees as assets increase at pre-established breakpoints and concluded that the Sub-Advisory Agreement satisfactorily provides for shares of these economies of scale.

Conclusion

Based on their evaluation of all material factors, the Board including the Independent Trustees, concluded that the sub-advisory fee was fair and reasonable, that the scope and quality of the Sub-adviser’s services has provided substantial value for Fund shareholders, and that the approval of the Sub- Advisory Agreement was in the best interests of the Fund and its shareholders. Therefore, the Board, including the majority of Independent Trustees, voted unanimously in favor of the renewal of the Sub-Advisory Agreement with the Azzad Wise Capital Fund.

Sub-Advisory Agreement with Ziegler with respect to the Azzad Ethical Fund

1.

Nature, Extent and Quality of Services provided by Ziegler. The Board considered that Ziegler provides the Fund with portfolio management services and considered the quality of these services. The Trustees noted that Ziegler provides the Fund with a mid-cap growth model and the Fund’s Adviser implements the model by executing the trades in the Fund’s portfolio. In addition, from time to time, the Sub-Adviser provides various reporting on the Fund’s portfolio. The Trustees noted the Sub-Adviser follows the Fund’s investment restrictions and replaces securities that fall out of compliance with the Fund’s investment philosophy with appropriate securities that are in line with the Fund’s investment strategy. The Trustees also considered the Sub-Adviser’s commitment to marketing the Fund and increasing awareness of its unique investment strategy. The Trustees also considered the background and experience of the portfolio manager responsible for managing the Fund from Ziegler, as well as, the overall research team at Ziegler Capital Management. The Trustees also noted Ziegler’s strong compliance culture and commitment to following the Fund’s investment philosophy. The Trustees noted Ziegler’s reputation and that the firm manages approximately $10 billion dollars for investors as of 12/31/2015.

AZZAD FUNDS

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2016 (UNAUDITED)

2.

Investment Performance of the Azzad Ethical Fund and Ziegler. The Board considered that Ziegler’s time horizon as sub-adviser to the Fund was still relatively short and hadn’t gone through a full market cycle. However, the Fund was underperforming its benchmark during most of this period. The Trustees determined that Ziegler’s investment approach remains the same and the Trustees would expect the Fund to benefit from its approach over the longer period. The Trustees concluded that Ziegler’s performance over the past year was poor, but it had received a reasonable explanation for that underperformance. The Trustees agreed to closely monitor the Fund’s performance.

3.

Comparative Fees, Profitability, Costs of Services Provided and Potential Ancillary Benefits. The Board considered that the Sub-Adviser’s fees are paid by the Adviser, and not the Fund, and, therefore, do not impact the Fund. The Board also considered the fees the Sub-Adviser charges to manage institutional accounts having a similar strategy as the Fund. The Board further noted that Ziegler was purchased by a publically traded company (Stifel) and the company makes the majority of its revenue from investment management. The Board noted that the Sub-Adviser does not benefit from soft dollars to pay for research because it does not implement trades for the Fund. The Board also noted that Ziegler may receive reputational benefits from serving as the sub-adviser to a mutual fund in the growing Islamic investment niche market. However, any such benefits would be balanced by the greater regulatory scrutiny associated with serving as sub-adviser to a 1940 Investment Company Act Fund. The Board concluded that the subadvisory fee is reasonable and fair. The Board further concluded that any ancillary benefits gained from serving as sub-advisor to the Fund were reasonable and fair.

4.

Economies of Scale to be realized. The Board recognized that because Ziegler’s fees are paid by the Adviser, not the Fund, an analysis of the economies of scale and profitability was more appropriate in the context of the Board’s consideration of the Advisory Agreement with the Adviser. Nonetheless, the Board noted that it would reconsider economies of scale as the Fund’s assets under management increase.

Conclusion

Based on their evaluation of all material factors, the Board including the Independent Trustees, concluded that the sub-advisory fee structure was fair and reasonable, that the scope and quality of the Sub-adviser’s services has provided substantial value for Fund shareholders, and that the approval of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. Therefore, the Board, including the majority of

AZZAD FUNDS

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2016 (UNAUDITED)

Independent Trustees, voted unanimously in favor of the renewal of the Sub-Advisory Agreement with the Azzad Ethical Fund.

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BOARD OF TRUSTEES

Syed K. Raheemullah

Bashar Qasem

Abed Awad, Esq.

INVESTMENT ADVISER

Azzad Asset Management, Inc.

SUB-ADVISER

Ziegler Capital Management

Federated Investors, Inc.

DIVIDEND PAYING AGENT,

SHAREHOLDERS’ SERVICING AGENT,

TRANSFER AGENT

Mutual Shareholder Services, LLC

CUSTODIAN

Huntington National Bank, NA

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Sanville & Company

LEGAL COUNSEL

Thompson Hine LLP

This report is provided for the general information of the shareholders of the Azzad Funds. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of directors has determined that  Shamshad Hussain is an audit committee financial expert.  Shamshad Hussain is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2016

$ 20,600

FY 2015

$ 20,400

Nature of the fees: Audit of Financial Statements and Auditor Consent

(b)

Audit-Related Fees

Registrant

FY 2016

$ 0

FY 2015

$ 0

Nature of the fees:

N/A

(c)

Tax Fees

Registrant

FY 2016

$ 3,700

FY 2015

$ 3,650

Nature of the fees:

Preparation of Tax services and Filing

(d)

All Other Fees

Registrant

FY 2016

$ 0

FY 2015

$ 0

Nature of the fees:

N/A

(e)

(1)

Audit Committee’s Pre-Approval Policies

The board of directors must approve an independent auditor who shall perform any audit or non-audit services for the Azzad Funds prior to such engagement. The board must also approve external auditors who shall perform non audit services that directly relate to the operations or financial reporting of the Azzad Funds for an entity controlled by Azzad Asset Management, Inc., (advisor to the Azzad Funds).

The board of directors must approve any non-audit services that qualify under the deminimis exception described under the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, prior to the completion of an audit.

However, the board is not required to grant pre-approval to engagements established prior to the implementation of this pre-approval policy.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:

0%

Tax Fees:

0%

All Other Fees:

0%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2016

$ 3,700

FY 2015

$ 3,650

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Azzad Funds

By /s/Bashar Qasem

     Bashar Qasem

     Chairman and Treasurer

Date August 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Bashar Qasem

     Bashar Qasem

     Chairman and Treasurer

Date August 25, 2016